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Exhibit 32.1

Certification Pursuant to 18 U.S.C. ss. 1350

        The undersigned, S.E. Altman, Chief Executive Officer of Atlantis International Corporation, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

(1) the Company's Financial Report on Form 10KSB12G for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    October 8, 2003
By:                    /s/ S.E. Altman
                      S.E. Altman Chief Executive Officer

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  Exhibit 32.1
Certification Pursuant to 18 U.S.C. ss. 1350